EXHIBIT NO. 12.1


                                     ALLEGIANT BANCORP, INC.
                                CALCULATION OF EARNINGS PER SHARE
                               NINE MONTHS ENDED SEPTEMBER 30, 1996
                                        OPTIONS/            STRIKE        PROCEEDS
                                        WARRANTS             PRICE
                                        --------------------------------------------
1989 Employee Plan                        29,249            $ 4.55       $   133,083
1989 Employee Plan                        26,620            $ 5.45           145,079
1994 Employee Plan                        32,084            $ 6.55           210,150
1994 Director's Plan                     192,498            $ 6.55         1,260,862
1994 Director's Plan                      14,669            $ 6.82           100,043
1994 Director's Plan                       9,166            $ 7.09            64,987
1995 Stock Option Plan                         0            $13.20                 0
                                        --------------------------------------------
                                         304,286                         $ 1,914,204
                                        ========                         ===========

                                          SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Stock warrants                           108,108            $ 9.09       $   982,702
                                        ========                         ===========

                                          SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Subordinate debt conversion               57,750            $ 8.73       $   504,000
                                        ========                         ===========


ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
NINE MONTHS ENDED SEPTEMBER 30, 1996 (continued)


                                                                                                  PRIMARY            FULLY DILUTED
                                                                                                                       W/SUB DEBT
                                                                                              ------------------------------------
Net Income                                                                                     $  1,403,000           $  1,403,000
   Common shares outstanding at period-end                                                        1,996,522              1,996,522
   Average shares outstanding during the period                                                   1,991,971              1,991,971
   Average shares adjusted                                                                        2,152,696              2,166,384
   Outstanding Options &
     Warrants (in the money)                                                                        412,394                470,144
   Limitation on repurchase (20% of outstanding shares)                                             399,304                399,304
   Maximum shares repurchased                                                                       253,448                295,731
Market price of common stock:
   Average                                                                                     $      11.43
                                                                                               ============
   Closing                                                                                                            $      11.50
                                                                                                                      ============

COMPILATION OF AVERAGE SHARES OUTSTANDING USING
TREASURY STOCK METHOD
-----------------------------------------------
Stock Options
   Proceeds upon exercise of options                                                                                  $  1,914,204
Treasury shares that could be
   repurchased with proceeds
     Using average market price
     Using closing market price                                                                                            166,452
                                                                                                                      ============
Additional shares to be issued
   to cover contracted amount
   under option agreements                                                                                                 137,834
                                                                                                                      ============
Stock Warrants                                                    N/A USE
   Proceeds upon exercise of stock warrants                       INCREMENTAL                                         $    982,702
                                                                  SHARES AS                                           ============
   Treasury shares that could be                                  COMPUTED ON THE
   repurchased with proceeds                                      QUARTERLY
     Using average market price                                   EARNINGS PER SHARE
     Using closing market price                                   CALCULATIONS                                              85,452
                                                                                                                      ============
   Additional shares to be issued
    to cover contracted amount
    under warrant agreements                                                                                                22,656
                                                                                                                      ============
Conversion of Subordinate Debt
   Proceeds upon exercise of convertible debt                                                                         $    504,000
                                                                                                                      ============
Treasury shares that could be
   repurchased with proceeds
     Using average market price
     Using closing market price                                                                                             43,826
                                                                                                                      ============
Excess of shares under option over
   treasury shares that could be
   repurchased                                                                                                              13,924
                                                                                                                      ============
Average number of common shares
   outstanding                                                                                    2,152,696              2,166,384
                                                                                               ============           ============
Adjustment of net income
   Actual net income                                                                           $  1,403,000           $  1,403,000
   interest deduction (9.75%)                                                                                                    0
   less 34% tax effect                                                                                                           0
   interest deduction (10.25%)                                                                                              51,660
   less 34% tax effect                                                                                                      (1,800)
                                                                                               ------------           ------------
   Adjusted net income                                                                         $  1,403,000           $  1,454,660
                                                                                               ============           ============
Earnings per share
   Simple EPS                                                     0.70
                                                                  ====
   Primary                                                                                             0.65
                                                                                               ============
   Fully diluted                                                                                                              0.67
                                                                                                                      ============
     As a percentage of Simple EPS                                                                    92.53%                 95.33%
                                                                                               ============           ============

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
NINE MONTHS ENDED SEPTEMBER 30, 1996 (continued)


                                       AVERAGE NUMBER OF SHARES OUTSTANDING - PRIMARY EPS
                                       --------------------------------------------------
                                         ACTUAL        % DIVD     OPTIONS        WARRANTS                       TOTAL
                                       =================================================================================
Jan                                    1,989,034                  143,305         24,419                       2,156,758
Feb                                    1,989,034                  143,305         24,419                       2,156,758
Mar                                    1,989,034                  143,305         24,419                       2,156,758
April                                  1,989,034                  141,929         23,721                       2,154,684
May                                    1,989,034                  141,929         23,721                       2,154,684
June                                   1,995,792                  141,929         23,721                       2,161,442
July                                   1,995,129                  130,109         18,690                       2,143,928
Aug                                    1,995,129                  130,109         18,690                       2,143,928
Sept                                   1,996,522                  130,109         18,690                       2,145,321
Oct
Nov
Dec                                    ---------------------------------------------------------------------------------
                                       1,991,971           0      138,448         22,277                       2,152,696
                                       =================================================================================


                                       AVERAGE NUMBER OF SHARES OUTSTANDING - FULLY DILUTED EPS
                                       --------------------------------------------------------
                                         ACTUAL        % DIVD     OPTIONS        WARRANTS       CONV DEBT       TOTAL
                                       =================================================================================
Jan                                    1,989,034                  137,834         22,656         13,924        2,163,447
Feb                                    1,989,034                  137,834         22,656         13,924        2,163,447
Mar                                    1,989,034                  137,834         22,656         13,924        2,163,447
April                                  1,989,034                  137,834         22,656         13,924        2,163,447
May                                    1,989,034                  137,834         22,656         13,924        2,163,447
June                                   1,995,792                  137,834         22,656         13,924        2,170,205
July                                   1,995,129                  137,834         22,656         13,924        2,169,542
Aug                                    1,995,129                  137,834         22,656         13,924        2,169,542
Sept                                   1,996,522                  137,834         22,656         13,924        2,170,935
Oct
Nov
Dec                                    ---------------------------------------------------------------------------------

                                       1,991,971           0      137,834         22,656         13,924        2,166,384
                                       =================================================================================


                                           ALLEGIANT BANCORP, INC.
                                     CALCULATION OF EARNINGS PER SHARE
                                   NINE MONTHS ENDED SEPTEMBER 30, 1995

                                        OPTIONS/            STRIKE        PROCEEDS
                                        WARRANTS             PRICE
                                      ----------------------------------------------
                                          29,249            $ 4.55       $   133,083
                                          27,720            $ 5.45           151,074
                                         228,248            $ 6.55         1,495,024
                                          14,669            $ 6.82           100,043
                                           9,166            $ 7.09            64,987
                                      ----------------------------------------------
                                         309,052                         $ 1,944,211
                                      ==========                         ===========
                                          SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                      ----------------------------------------------
Stock warrants                           108,537            $ 9.09       $   986,700
                                      ==========                         ===========
                                          SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                      ----------------------------------------------
Subordinate debt conversion               52,500            $ 9.60       $   504,000
                                      ==========                         ===========

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
NINE MONTHS ENDED SEPTEMBER 30, 1995  (continued)


                                                                                                  PRIMARY            FULLY DILUTED
                                                                                                                       W/SUB DEBT
                                                                                              ------------------------------------
Net Income                                                                                     $  1,007,000           $  1,007,000
    Common shares outstanding at period-end                                                       1,986,961              1,986,961
    Average shares outstanding during the period                                                  1,719,977              1,719,977
    Average shares adjusted                                                                       1,739,126              1,719,977
    Outstanding Options &
      Warrants (in the money)                                                                       309,052                      0
    Limitation on repurchase (20% of outstanding shares)                                            397,392                      0
    Maximum shares repurchased                                                                      251,515                      0
Market price of common stock:
    Average                                                                                    $       7.73
                                                                                               ============
    Closing                                                                                                           $       8.64
                                                                                                                      ============

COMPILATION OF AVERAGE SHARES OUTSTANDING USING
TREASURY STOCK METHOD
-----------------------------------------------
Stock Options
    Proceeds upon exercise of options                                                                                       n/a
                                                                                                                      ============
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                            n/a
                                                                                                                      ============
Additional shares to be issued
    to cover contracted amount
    under option agreements                                                                                                 n/a
                                                                                                                      ============
Stock Warrants                                                    N/A USE
    Proceeds upon exercise of stock warrants                      INCREMENTAL                                               n/a
                                                                  SHARES AS                                           ============
Treasury shares that could be                                     COMPUTED ON THE
    repurchased with proceeds                                     QUARTERLY
      Using average market price                                  EARNINGS PER SHARE
      Using closing market price                                  CALCULATIONS                                              n/a
                                                                                                                      ============
    Additional shares to be issued
      to cover contracted amount
      under warrant agreements                                                                                              n/a
                                                                                                                      ============
Conversion of Subordinate Debt
    Proceeds upon exercise of convertible debt                                                                              n/a
                                                                                                                      ============
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                            n/a
                                                                                                                      ============
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                            n/a
                                                                                                                      ============
Average number of common shares
    outstanding                                                                                   1,739,126              1,719,977
                                                                                               ============           ============
Adjustment of net income
    Actual net income                                                                          $  1,007,000           $  1,007,000
    interest deduction (9.75%)                                                                                                   0
    less 34% tax effect                                                                                                          0
    interest deduction (10.50%)
    less 34% tax effect
                                                                                               ------------           ------------
    Adjusted net income                                                                        $  1,007,000           $  1,007,000
                                                                                               ============           ============
Earnings per share
    Simple EPS                                                    0.59
                                                                  ====
    Primary                                                                                            0.58
                                                                                               ============
    Fully diluted                                                                                                             0.59
                                                                                                                      ============
      As a percentage of Simple EPS                                                                   98.90%                100.00%
                                                                                               ============           ============

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
NINE MONTHS ENDED SEPTEMBER 30, 1995  (continued)



                                       AVERAGE NUMBER OF SHARES OUTSTANDING - PRIMARY EPS
                                       --------------------------------------------------
                                         ACTUAL           % DIVD             OPTIONS             WARRANTS        TOTAL
                                       =================================================================================
Jan                                    1,291,621         1,420,783                 0                 0         1,420,783
Feb                                    1,291,621         1,420,783                 0                 0         1,420,783
Mar                                    1,298,328         1,425,961                 0                 0         1,425,961
April                                  1,398,328         1,538,161                 0                 0         1,538,161
May                                    1,569,328         1,726,261                 0                 0         1,726,261
June                                   1,806,328         1,986,961                 0                 0         1,986,961
July                                   1,806,328         1,986,961            57,448                 0         2,044,409
Aug                                    1,806,328         1,986,961            57,448                 0         2,044,409
Sept                                   1,806,328         1,986,961            57,448                 0         2,044,409
Oct
Nov
Dec
                                       ---------------------------------------------------------------------------------
                                       1,563,615         1,719,977            19,149                 0         1,739,126
                                       =================================================================================

                   AVERAGE NUMBER OF SHARES OUTSTANDING - FULLY DILUTED EPS
                   --------------------------------------------------------
                                                                                             CONV
                     ACTUAL              % DIVD       OPTIONS   WARRANTS      SUBTOTAL       DEBT       TOTAL
                   ============================================================================================
Jan                1,291,621           1,420,783         n/a         0        1,420,783        0      1,420,783
Feb                1,291,621           1,420,783         n/a         0        1,420,783        0      1,420,783
Mar                1,296,328           1,425,961         n/a         0        1,425,961        0      1,425,961
April              1,398,328           1,538,161         n/a         0        1,538,161        0      1,538,161
May                1,569,328           1,726,261         n/a         0        1,726,261        0      1,726,261
June               1,806,328           1,986,961         n/a         0        1,986,961        0      1,986,961
July               1,806,328           1,986,961         n/a         0        1,986,961        0      1,986,961
Aug                1,806,328           1,986,961         n/a         0        1,986,961        0      1,986,961
Sept               1,806,328           1,986,961         n/a         0        1,986,961        0      1,986,961
Oct
Nov
Dec
                   --------------------------------------------------------------------------------------------
                   1,583,615           1,719,977                     0        1,719,977        0      1,719,977
                   ============================================================================================


                                                    ALLEGIANT BANCORP, INC.
                                              CALCULATION OF EARNINGS PER SHARE
                                                  YEAR ENDED DECEMBER 31, 1995

                                        OPTIONS/            STRIKE         PROCEEDS
                                        WARRANTS             PRICE
                                        --------------------------------------------
                                          29,249             $4.55        $  133,083
                                          27,720             $5.45           151,074
                                         228,248             $6.55         1,495,024
                                          14,669             $6.82           100,043
                                           9,166             $7.09            64,987
                                        --------------------------------------------
                                         309,052                          $1,944,211
                                        ========                          ==========

                                          SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Stock warrants                           108,537             $9.09          $986,700
                                        ========                          ==========

                                          SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Subordinate debt conversion               52,500             $9.60          $504,000
                                        ========                          ==========

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
YEAR ENDED DECEMBER 31, 1995  (continued)
                                                                                           PRIMARY                 FULLY DILUTED
                                                                                                                     W/SUB DEBT
                                                                                          --------------------------------------
Net Income                                                                                     $1,275,416             $1,275,416
    Common shares outstanding at period-end                                                     1,989,034              1,989,034
    Average shares outstanding during the period                                                1,786,896              1,786,896
    Average shares adjusted                                                                             0                      0
    Outstanding Options &
      Warrants (in the money)                                                                     309,052                361,552
    Limitation on repurchase (20% of outstanding shares)                                          397,807                397,807
    Max shares repurchased                                                                        340,013                288,243
    Average market value/share                                                                 $     8.62                    n/a
    Market value at year-end                                                                          n/a             $    12.00
Market price of common stock:
    Average                                                                                    $     8.62
    Closing                                                                                    ==========             $    12.00
                                                                                                                      ==========
COMPILATION OF AVERAGE SHARES OUTSTANDING USING
TREASURY STOCK METHOD
-----------------------------------------------
Stock Options
    Proceeds upon exercise of options                                                                                 $1,944,211
                                                                                                                      ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                         162,018
                                                                                                                      ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                          147,034
                                                                                                                      ==========
Stock Warrants                                                    N/A USE
    Proceeds upon exercise of stock warrants                      INCREMENTAL                                         $  986,700
                                                                  SHARES AS                                           ==========
                                                                  COMPUTED ON THE
Treasury shares that could be                                     QUARTERLY
    repurchased with proceeds                                     EARNINGS PER SHARE
      Using average market price                                  CALCULATIONS
      Using closing market price                                                                                          82,225
                                                                                                                      ==========
    Excess of shares under option over
      treasury shares that could be
      repurchased                                                                                                         26,312
                                                                                                                      ==========
Conversion of Subordinate Debt
    Proceeds upon exercise of convertible debt                                                                        $  504,000
                                                                                                                      ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                          42,000
                                                                                                                      ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                           10,500
                                                                                                                      ==========
Average number of common shares
    outstanding                                                                                 1,869,483              1,957,154
                                                                                               ==========             ==========
Adjustment of net income
    Actual net income                                                                          $1,275,416             $1,275,416
    interest deduction (9.75%)                                                                                            41,576
    less 34% tax effect                                                                                                  (14,136)
    interest deduction (10.50%)                                                                                                0
    less 34% tax effect
                                                                                               ----------             ----------
    Adjusted net income                                                                        $1,275,416             $1,302,856
                                                                                               ==========             ==========
Earnings per share
    Simple EPS                                                    0.71
                                                                  ====
    Primary                                                                                          0.68
                                                                                               ==========
    Fully diluted                                                                                                           0.67
                                                                                                                      ==========
      As a percentage of Simple EPS                                                                 95.58%                 93.27%
                                                                                               ==========             ==========

                                    - 8 -

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
YEAR ENDED DECEMBER 31, 1995  (continued)


                                       AVERAGE NUMBER OF SHARES OUTSTANDING - PRIMARY EPS
                                       --------------------------------------------------

                                         ACTUAL          10% DIVD            OPTIONS           WARRANTS         TOTAL
                                       =================================================================================
Jan                                    1,291,621         1,420,783            57,448                 0         1,478,231
Feb                                    1,291,621         1,420,783            57,448                 0         1,478,231
Mar                                    1,298,328         1,425,961            57,448                 0         1,483,409
April                                  1,398,328         1,538,161            57,448                 0         1,595,609
May                                    1,569,328         1,726,261            57,448                 0         1,783,709
June                                   1,806,328         1,986,961            57,448                 0         2,044,409
July                                   1,806,328         1,986,961            57,448                 0         2,044,409
Aug                                    1,806,328         1,986,961            57,448                 0         2,044,409
Sept                                   1,806,328         1,986,961            57,448                 0         2,044,409
Oct                                    1,806,328         1,986,961           136,859            21,148         2,144,968
Nov                                    1,806,328         1,986,961           136,859            21,148         2,144,968
Dec                                    1,808,213         1,989,034           136,859            21,148         2,147,041
                                       ---------------------------------------------------------------------------------
                                       1,624,451         1,786,896            77,301             5,287         1,869,483
                                       =================================================================================

               AVERAGE NUMBER OF SHARES OUTSTANDING - FULLY DILUTED EPS
               --------------------------------------------------------
                                                                                      CONV
                 ACTUAL       10% DIVD      OPTIONS      WARRANTS    SUBTOTAL         DEBT           TOTAL
               =============================================================================================
Jan            1,291,621     1,420,783      147,034            0    1,587,818             0        1,567,818
Feb            1,291,621     1,420,783      147,034            0    1,587,818             0        1,567,818
Mar            1,298,328     1,425,961      147,034            0    1,572,995             0        1,572,995
April          1,398,328     1,538,161      147,034            0    1,685,195        10,500        1,695,695
May            1,569,328     1,726,261      147,034            0    1,873,295        10,500        1,883,795
June           1,806,328     1,986,961      147,034       26,312    2,160,307        10,500        2,170,807
July           1,806,328     1,986,961      147,034       26,312    2,160,307        10,500        2,170,807
Aug            1,806,328     1,986,961      147,034       26,312    2,160,307        10,500        2,170,807
Sept           1,806,328     1,986,961      147,034       26,312    2,160,307        10,500        2,170,807
Oct            1,806,328     1,986,961      147,034       26,312    2,160,307        10,500        2,170,807
Nov            1,806,328     1,986,961      147,034       26,312    2,160,307        10,500        2,170,807
Dec            1,808,213     1,989,034      147,034       26,312    2,162,381        10,500        2,172,881
               ---------------------------------------------------------------------------------------------
               1,624,451     1,786,896      147,034       15,349    1,949,279         7,875        1,957,154
               =============================================================================================


                                                   ALLEGIANT BANCORP, INC.
                                              CALCULATION OF EARNINGS PER SHARE
                                                 YEAR ENDED DECEMBER 31, 1994

                                        OPTIONS/            STRIKE        PROCEEDS
                                        WARRANTS             PRICE
                                        --------------------------------------------
                                          29,249             $4.55        $  133,083
                                          27,720             $5.45           151,074
                                         228,248             $6.55         1,495,024
                                          14,669             $6.82           100,043
                                           9,166             $7.09            64,987
                                        --------------------------------------------
                                         309,052                          $1,944,211
                                        ========                          ==========

                                          SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Stock warrants
                                        ========                          ==========

                                          SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Subordinate debt conversion
                                        ========                          ==========

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
YEAR ENDED DECEMBER 31, 1994  (continued)
                                                                                             PRIMARY               FULLY DILUTED
                                                                                                                     W/SUB DEBT
                                                                                          --------------------------------------
Net Income                                                                                      $  801,148             $  801,148
    Common shares outstanding at period-end                                                      1,423,675              1,423,675
    Average shares outstanding during the period                                                 1,373,846              1,373,846
    Average shares adjusted                                                                              0                      0
    Outstanding Options &
      Warrants (in the money)                                                                      309,052                309,052
    Limitation on repurchase (20% of c/s shares)                                                   284,735                284,735
    Max shares repurchased                                                                         333,835                329,020
    Average market value/share                                                                  $     5.82                    n/a
    Market value at year-end                                                                           n/a             $     5.91
Market price of common stock:
         Average                                                                                $      8.52
                                                                                                ==========
         Closing                                                                                                       $     5.91
COMPILATION OF AVERAGE SHARES OUTSTANDING USING
TREASURY STOCK METHOD
-----------------------------------------------
Stock Options
    Proceeds upon exercise of options                                                                                  $  284,157
                                                                                                                       ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                           48,088
                                                                                                                       ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                             8,881
                                                                                                                       ==========
Stock Warrants                                                    N/A USE
      Proceeds upon exercise of stock warrants                    INCREMENTAL                                          $        0
                                                                  SHARES AS                                            ==========
                                                                  COMPUTED ON THE
Treasury shares that could be                                     QUARTERLY
    repurchased with proceeds                                     EARNINGS PER SHARE
      Using average market price                                  CALCULATIONS
      Using closing market price                                                                                                 0
                                                                                                                       ==========
    Excess of shares under option over
      treasury shares that could be
      repurchased                                                                                                               0
                                                                                                                       ==========
Conversion of Subordinate Debt
    Proceeds upon exercise of convertible debt                                                                         $        0
                                                                                                                       ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                                0
                                                                                                                       ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                                 0
                                                                                                                       ==========
Average number of common shares
    outstanding                                                                                  1,382,020              1,379,981
                                                                                                ==========             ==========
Adjustment of net income
    Actual net income                                                                           $  801,148             $  801,148
    interest deduction (9.75%)                                                                                                  0
    less 34% tax effect                                                                                                         0
    interest deduction (10.50%)                                                                                                 0
    less 34% tax effect
                                                                                               ----------              ----------
    Adjusted net income                                                                        $  801,148              $  801,148
                                                                                               ==========              ==========
Earnings per share
    Simple EPS                                                    0.58
                                                                  ====
    Primary                                                                                          0.58
                                                                                               ==========
    Fully diluted                                                                                                            0.58
                                                                                                                       ==========
      As a percentage of Simple EPS                                                                 99.41%                  99.56%
                                                                                               ==========              ==========


ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
YEAR ENDED DECEMBER 31, 1994  (continued)


                        AVERAGE NUMBER OF SHARES OUTSTANDING - PRIMARY EPS
                        --------------------------------------------------

                        ACTUAL         2/3 SPLIT          10% DIVD           OPTIONS          WARRANTS           TOTAL
                       =================================================================================================
Jan                    744,000         1,242,480         1,366,728             7,938                           1,374,666
Feb                    744,000         1,242,480         1,366,728             7,938                           1,374,666
Mar                    744,000         1,242,480         1,366,728             7,938                           1,374,666
April                  744,000         1,242,480         1,366,728             8,881                           1,375,609
May                    744,000         1,242,480         1,366,728             8,881                           1,375,609
June                   744,000         1,242,480         1,366,728             8,881                           1,375,609
July                   744,000         1,242,480         1,366,728             7,938                           1,374,666
Aug                    744,000         1,242,480         1,366,728             7,938                           1,374,666
Sept                   744,000         1,242,480         1,366,728             7,938                           1,374,666
Oct                    744,000         1,242,480         1,366,728             7,938                           1,374,666
Nov                    759,500         1,268,365         1,395,202             7,938                           1,403,140
Dec                    775,000         1,294,250         1,423,675             7,938                           1,431,613

                       747,875         1,248,951         1,373,846             8,174                           1,382,020
                       =================================================================================================

                   AVERAGE NUMBER OF SHARES OUTSTANDING - FULLY DILUTED EPS
                   --------------------------------------------------------
                                                                                                               CONV
                    ACTUAL              2/3 SPLIT         10% DIVD       OPTIONS      WARRANTS  SUBTOTAL       DEBT    TOTAL
                  =============================================================================================================
Jan                744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
Feb                744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
Mar                744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
Apr                744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
May                744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
June               744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
July               744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
Aug                744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
Sept               744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
Oct                744,000              1,240,000        1,364,000        8,881           0     1,372,881       0     1,372,881
Nov                759,500              1,265,833        1,392,417        8,881           0     1,401,298       0     1,401,298
Dec                775,000              1,291,621        1,420,783        8,881           0     1,429,664       0     1,429,664
                  -------------------------------------------------------------------------------------------------------------
                   747,875              1,246,455        1,371,100        8,881           0     1,379,981       0     1,379,981
                  =============================================================================================================